FORM OF
REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of July 30, 2007, by and among Maverick Oil and Gas, Inc., a Nevada corporation, with headquarters located at 16415 Addison Road, Suite 850, Addison, Texas 75001-5332 (the “Company”), and the undersigned buyers (each, a “Buyer”, and collectively, the “Buyers”).

WHEREAS:

A.         In connection with the Securities Exchange Agreement by and among the parties hereto of even date herewith (the “Securities Exchange Agreement”), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Exchange Agreement, (i) to cancel the Outstanding Notes and to issue to the Buyers, in exchange therefor, certain senior secured convertible debentures of the Company (the “Debentures”), which, among other things, will be convertible into shares (as converted, the “Conversion Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in accordance with the terms of the Debentures, and (ii) to cancel the Outstanding Warrants and to issue to the Buyers, in exchange therefor, certain warrants (the “Warrants”), which Warrants will be exercisable to purchase additional shares (as exercised collectively, the “Warrant Shares” which term shall also include any shares of Common Stock issued or issuable upon exercise of outstanding warrants issued to the Buyers due to the operation of the anti-dilution protection provisions set forth in such warrants as a result of the transactions contemplated by the Securities Exchange Agreement) of Common Stock.

B.         To induce the Buyers to execute and deliver the Securities Exchange Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.	Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Exchange Agreement. As used in this Agreement, the following terms shall have the following meanings:

a.    “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

b.    “Closing Date” shall have the meaning set forth in the Securities Exchange Agreement.

c.    “Effective Date” means the date that the Registration Statement has been declared effective by the SEC.

d.	[intentionally omitted]
e.	[intentionally omitted]

f.    “Investor” means a Buyer or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

g.    “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

h.    “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

i.    “Registrable Securities” means (i) the Conversion Shares issued or issuable upon conversion of the Debentures, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants and (iii) any share capital of the Company issued or issuable with respect to the Conversion Shares, the Debentures, the Warrant Shares or the Warrants as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Debentures or exercises of the Warrants.

j.    “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

k.    “Required Holders” means the holders of at least a majority of the Registrable Securities.

l.	[intentionally omitted]

m.   “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

	n.	“SEC” means the United States Securities and Exchange Commission.
2.	Registration.

a.    Piggyback Registration. (i) Each time that the Company proposes for any reason to register any of its shares of Common Stock under the 1933 Act, either for its own account or for the account of a stockholder or stockholders exercising demand registration rights or otherwise, the Company shall promptly give written notice of such proposed registration to all of the Investors (which notice shall be given not less than thirty (30) days prior to the expected Effective Date of the Company’s Registration Statement) and shall offer the Investors the right to request inclusion of any Investor’s Registrable Securities in the proposed registration; provided, however, that the Investors shall have no right to include Registrable Securities in a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction. The rights to piggyback registration may be exercised an unlimited number of occasions.

(ii)        Each Investor shall have twenty (20) days from the date of receipt of the Company’s notice referred to in Section 2(a)(i) above to deliver to the Company a written request specifying the number of Registrable Securities that such Investor intends to sell. Any Investor shall have the right to withdraw such Investor’s request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2(a)(ii) by giving written notice to the Company of such withdrawal. Subject to Section 2(a)(iii), Section 2(a)(iv) and Section 2(a)(vii) below, the Company shall include in such Registration Statement all such Registrable Securities so requested to be included therein; provided, however, that, notwithstanding anything to the contrary contained in this Agreement, the Company may at any time withdraw or cease proceeding with any such proposed registration if it shall at the same time withdraw or cease proceeding with the registration of all other shares of Common Stock originally proposed to be registered.

(iii)       If a registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder and (iii) third, any other securities requested to be included in such registration pro rata among the holders thereof on the basis of the number of such securities owned by each such holder.

(iv)       If a registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included therein by the holders of Registrable Securities, pro rata among such holders on the basis of the number of securities owned by each such holder and (ii) second, any other securities requested to be included in such registration.

(v)        In the event that a proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any notice from the Company to the Investors under this Section 2(a) shall offer the Investors the right to include any Registrable Securities covered by such proposed registration in the underwriting on the same terms and conditions as the shares, if any, otherwise being sold through underwriters under such registration.

(vi)       The Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Selling Shareholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable. Each Investor agrees to furnish to the Company a completed questionnaire in the form of Exhibit C within three trading days after receiving the Company’s written request therefor.

(vii)      Notwithstanding anything to the contrary contained in this Agreement, in the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by or on behalf of the Company, or in any other manner, such that the Staff or the SEC does not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Investors participating therein (or as otherwise may be acceptable to each Investor) without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such Registration Statement in the manner as set forth in Section 2(a)(iii) or Section 2(a)(iv) hereof, as applicable, until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid. In the event of any reduction pursuant to this paragraph, no Investor shall have any claim against the Company as a result of such reduction.

b.    Legal Counsel. The Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”), which shall be McDermott Will & Emery LLP or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement.

3.	Related Obligations.

At such time as the Company is filing a Registration Statement with the SEC in which the Investors are participating pursuant to this Agreement, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.    The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each

Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The term “best efforts” shall mean, among other things, that the Company shall submit to the SEC, within two Business Days after the later of the date (i) that the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) of the approval of Legal Counsel pursuant to Section 3(c) (which approval is immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

b.    The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

c.    The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least five Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, and Reports on Form 10-Q and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

d.    The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, 10 copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

e.    The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

f.    The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver 10 copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

g.    The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order or suspension and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

h.    At the reasonable request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

i.    The Company shall make available for inspection by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees, counsel and the Company’s independent certified public accountants to supply all information which may be necessary and any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

j.    The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

k.    The Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange, if any, on which securities of the same class or series issued by the Company are then listed (of which there are none as of the date hereof) if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by a Registration Statement on the Nasdaq National Market, if the Registrable Securities are listed on such market, or (iii) if the Registrable Securities are listed on an exchange or the Nasdaq National Market and despite the Company’s best efforts to satisfy the preceding clause (i) or (ii) the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on The Nasdaq Capital Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. (“NASD”) as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

l.    The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request. It shall be a condition of the Company’s obligation to deliver certificates not bearing any restrictive legend pursuant to this Section 3(l) to a Buyer that such Buyer shall have provided certification to the Company in the form of Schedule A hereto; provided that a certification given by a Buyer shall apply to all offers and sales of securities that occur subsequent to such certification absent notification by such Buyer to the Company and the Transfer Agent that the existing certification no longer is true and complete.

m.   If requested by an Investor, the Company shall within five days of receipt of notice from such Investor (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

n.    The Company shall use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

o.    The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the Effective Date of the Registration Statement.

p.    The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

q.    Within two Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall: (i) file a definitive prospectus with the SEC under Rule 424(b) of the 1933 Act; and (ii) deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

r.    Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of any Common Stock covered by an effective Registration Statement to a transferee of an Investor in accordance with the terms of the Securities Exchange Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and, if required under applicable securities laws, delivered a copy of the prospectus included as part of the applicable Registration Statement, prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.

4.	Obligations of the Investors.

a.    At least five Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b.    Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

c.    Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall, to the extent it may do so under applicable federal and state securities law, cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Exchange Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled.

d.    Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act to the extent required and the Plan of Distribution contained in the Registration Statement in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.	Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the reasonable fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement.

6.	Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.    To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, and representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation by the Company of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a

Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it or failed to deliver the correct prospectus as required by the 1933 Act and such correct prospectus was timely made available pursuant to Section 3(d); (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

b.    In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon (i) any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement, or (ii) the failure by such Investor to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d); and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party, promptly as such expenses are incurred and are due and payable, in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

c.    Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.    The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.    The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.	Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.	Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

a.    make and keep public information available, as those terms are understood and defined in Rule 144;

b.    file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Securities Exchange Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.    furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.	Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Exchange Agreement.

10.	Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.	[Intentionally omitted.]
12.	Miscellaneous.

a.    A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.

b.    Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Maverick Oil and Gas, Inc.

16415 Addison Road, Suite 850

Addison, Texas 75001-5332

Telephone:	214 239-4333
Facsimile:	214 239-4334
Attention:	Stephen M. Cohen, Esq.
Chief Executive Officer

With a copy (for informational purposes only) to:

Stephen M. Cohen, Esq.

Director of Legal Affairs/Corporate Counsel

Two Logan Square

18th and Arch Streets, Ste. 1101

Philadelphia, PA 19103

Telephone:215 568-4891

Facsimile: 215 569-1822

and to

Brian North, Esq.

Buchanan Ingersoll, PC

1835 Market Street, 15th floor

Phila, PA 19103

Telephone:	215 665-3828
Facsimile:	215 665-8760

If to Legal Counsel:

McDermott Will & Emery LLP

340 Madison Avenue

New York, New York 10173

Telephone:	212 547-5400
Facsimile:	212 547-5444
Attention:	Stephen E. Older, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c.    Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.    This Agreement, the other Transaction Documents (as defined in the Securities Exchange Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.    Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g.    The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.    This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to each other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i.    Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.    All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders, determined as if all of the Debentures held by Investors then outstanding have been converted into Registrable Securities and all Warrants then outstanding have been exercised for Registrable Securities without regard to any limitations on conversion of the Debentures or on exercises of the Warrants.

k.    The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l.    This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

m.   The obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyer, and no provision of this Agreement is intended to confer any obligations on any Buyer vis-à-vis any other Buyer. Nothing contained herein, and no action taken by any Buyer pursuant hereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

* * * * * *

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

MAVERICK OIL AND GAS, INC.

By: _/s/ Stephen M. Cohen___________ Name: Stephen M. Cohen Title: Chief Executive Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:
By: By: /s/ Name: Title:

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

By: __________________________________ Name: Title:

EXHIBIT A

EXHIBIT A

____________, 200___

StockTrans, Inc.

Re:	Maverick Oil and Gas, Inc.

Ladies and Gentlemen:

We have acted as counsel to Maverick Oil and Gas, Inc., a Nevada corporation (the “Company”), in connection with the registration under the Securities Act of 1933, as amended, of [*] shares of Common Stock, $.001 par value (“Common Stock”), which consist of : (i) [*] shares of Common Stock which have been reserved for issuance upon the conversion of Debentures (the “Conversion Shares”); and (ii) [*]shares of Common Stock which have been reserved for issuance upon the exercise of warrants (the “Warrant Shares” and collectively with the Conversion Shares, the “Shares”). The Debentures and the warrants were previously issued by the Company in a private placement transaction described in the Prospectus (the “Prospectus”) included in the Company’s Registration Statement on Form S-1 (No. 333-_________________). A copy of the Registration Statement is attached for your reference.

We have reviewed the Company’s Registration Statement, which includes the Prospectus, and have considered such questions of law and fact as we have deemed necessary for the purpose of this letter. As a result of the Registration Statement becoming effective, the person identified within the Prospectus as the “Selling Shareholder” may sell the Shares issued in its name and, upon presentation of certificates representing such Shares together with a Certificate of Selling Shareholder in the form attached hereto as Schedule A, you may register the transfer of such Shares by such person until such date on which we shall notify you in writing that the Registration Statement covering such proposed transactions is no longer valid.

Very truly yours,

BUCHANAN INGERSOLL & ROONEY PC

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Schedule A

(to Form of Opinion)

CERTIFICATE OF SELLING SHAREHOLDER

The Undersigned, being a Selling Shareholder identified in the accompanying Prospectus of Maverick Oil and Gas, Inc. (the “Company”) dated _____________, 200_ (the "Prospectus"), does hereby provide the following representations to the Company in connection with the public distribution of shares covered by the Prospectus (the "Covered Shares"). For this purpose, the term "Covered Shares" means those outstanding shares of the Company’s Common Stock and those shares of Common Stock that may be issued in the future upon the conversion, if at all, of the Debentures, or the exercise, if at all, of the warrant (the “Warrant”) identified in the section of the Prospectus entitled "Selling Shareholders":

(1)        The Undersigned is or may be offering the Covered Shares for sale for its, his or her own account, and not for the account of the Company. The Company will not receive any proceeds from the sale of the Covered Shares by the Undersigned;

(2)        The Undersigned has reviewed the section of the Prospectus entitled "Selling Shareholders" and finds the same, as it pertains to the Undersigned, to be true and correct in all material respects as of the date hereof;

(3)        The Undersigned has also reviewed the section of the Prospectus entitled "Plan of Distribution," and confirms hereby that: (i) the Undersigned agrees to sell or offer for sale the Covered Shares in the manner discussed therein; and (ii) the Undersigned is aware of no arrangements regarding the sale of Covered Shares in a manner not discussed therein;

(4)        The Undersigned is aware that public sales of securities covered by the Prospectus may only be made during periods when the Prospectus is "current" under Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act"), and that events may occur which cause the Prospectus not to be "current";

(5)	The Undersigned has received two copies of the Prospectus[1]; and

(6)        The Undersigned agrees that in connection with an offer of Covered Shares pursuant to the Prospectus:

(a)        No offers or sales will be effected other than pursuant to the terms of the Prospectus;

(b)        The Undersigned is aware of and will comply with the prospectus delivery requirements under the Securities Act (or exemptions therefrom); and

_________________________

1	The Company will provide additional copies of the Prospectus upon request.

2

(c)       The Undersigned is aware of, and will engage in no distribution of Covered Shares or any other market making or other activities in violation of the Rules promulgated under the Securities Exchange Act of 1934, including Regulation M thereunder.

SELLING SHAREHOLDER

__________________________________

Print Name

___________________________________

Signature

or, if entity

___________________________________

Name of Entity

By:_________________________________

Name:
Title:

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EXHIBIT B

SELLING SHAREHOLDERS

The shares of Common Stock being offered by the selling shareholders are issuable upon conversion of the convertible secured debentures and upon exercise of the warrants. For additional information regarding the issuance of those convertible secured debentures and warrants, see “Exchange of Convertible Secured Debentures and Warrants” above. We are registering the shares of Common Stock in order to permit the selling shareholders to offer the shares for resale from time to time. Except for the ownership of the Convertible Secured Debentures and Warrants issued pursuant to the Securities Exchange Agreement, the selling shareholders have not had any material relationship with us within the past three years, other than the purchase of convertible secured debentures and warrants of the Company pursuant to the securities purchase agreement dated as of January 5, 2006 and the related transaction documents, the purchase of convertible secured debentures and warrants of the Company pursuant to the securities purchase agreement dated as of June 21, 2006 and the related transaction documents, and the purchase of convertible secured debentures and warrants of the Company pursuant to the securities purchase agreement dated as of November 16, 2006 and the related transaction documents.

The table below lists the selling shareholders and other information regarding the beneficial ownership of the shares of Common Stock by each of the selling shareholders. The second column lists the number of shares of Common Stock beneficially owned by each selling shareholder, based on its ownership of the convertible secured debentures and warrants, as of __________, 200_, assuming conversion of all convertible secured debentures and exercise of the warrants held by the selling shareholders on that date, without regard to any limitations on conversions or exercise.

The third column lists the shares of Common Stock being offered by this prospectus by the selling shareholders.

In accordance with the terms of registration rights agreements with the selling shareholders, this prospectus generally covers the resale of up to 100% of the sum of (i) the number of shares of Common Stock issuable upon conversion of the convertible secured debentures as of the trading day immediately preceding the date the registration statement is initially filed with the SEC and (ii) the number of shares of Common Stock issuable upon exercise of the related warrants as of the trading day immediately preceding the date the registration statement is initially filed with the SEC. Because the conversion price of the convertible secured debentures and the exercise price of the warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling shareholders pursuant to this prospectus.

Under the terms of the convertible secured debentures and the warrants, a selling shareholder may not convert the convertible secured debentures or exercise the warrants to the extent such conversion or exercise would cause such selling shareholder, together with its

1

affiliates, to beneficially own a number of shares of Common Stock which would exceed 4.99% of our then outstanding shares of Common Stock following such conversion or exercise, excluding for purposes of such determination shares of Common Stock issuable upon conversion of the convertible secured debentures which have not been converted and upon exercise of the warrants which have not been exercised. The number of shares in the second column does not reflect this limitation. The selling shareholders may sell all, some or none of their shares in this offering. See "Plan of Distribution."

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PLAN OF DISTRIBUTION

We are registering the shares of Common Stock issuable upon conversion of the convertible secured debentures and upon exercise of the warrants to permit the resale of these shares of Common Stock by the holders of the convertible secured debentures and warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.

The selling shareholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;
•	in the over-the-counter market;
•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;
•	through the writing of options, whether such options are listed on an options exchange or otherwise;
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	privately negotiated transactions;
•	short sales;
•	sales pursuant to Rule 144;

•	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;
•	a combination of any such methods of sale; and
•	any other method permitted pursuant to applicable law.

If the selling shareholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of Common Stock or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling shareholders may also sell shares of Common Stock short and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares.

The selling shareholders may pledge or grant a security interest in some or all of the convertible secured debentures or warrants or shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified

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for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling shareholder will sell any or all of the shares of Common Stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling shareholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling shareholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.

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